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                                                                    Exhibit 23.2
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              CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS
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     We hereby consent to the use of our report dated January 31, 2000 relating to the consolidated financial statements of Community Bankshares of Maryland, Inc. and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           /s/ Stegman & Company

Baltimore, Maryland
October 27, 2000